Exhibit 10.1

CALGON CARBON CORPORATION,

as Borrower

THE LENDING INSTITUTIONS NAMED HEREIN,

as Lenders

NATIONAL CITY BANK OF PENNSYLVANIA

as a Lender, the Swing Line Lender and

as Administrative Agent

AMENDMENT NO. 2 AND WAIVER

dated as of

August 8, 2005

to

CREDIT AGREEMENT

dated as of

February 18, 2004

EXECUTION VERSION

AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT, dated as of August 8, 2005 (this “Amendment and Waiver”), among the following:

(i) CALGON CARBON CORPORATION, a Delaware corporation (herein, together with its successors and assigns, “Borrower”);

(ii) the lending institutions signatory hereto (herein, together with its or their successors and assigns, each a “Lender” and collectively, the “Lenders”), and

(iii) NATIONAL CITY BANK OF PENNSYLVANIA, a national banking association, as a Lender, the Swing Line Lender, as the lead arranger and book manager and as the Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

A. Borrower, the Lenders, the Swing Lender and the Administrative Agent entered into the Credit Agreement, dated as of February 18, 2004, as amended by Amendment No. 1, dated as of March 31, 2005 (as the same may from time to time be further amended, restated, amended and restated or otherwise modified, the “Credit Agreement,” with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

B. The parties hereto desire to amend certain terms and provisions of the Credit Agreement, as more fully set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1. WAIVER.

1.1 Borrower has informed the Administrative Agent and the Lenders that it was not in compliance with the Interest Coverage Ratio requirement of Section 10.9 of the Credit Agreement for the period ending June 30, 2005 (the “Existing Default”). Borrower has requested that the Administrative Agent and the Lenders waive the Existing Default, and the Administrative Agent and the Required Lenders have agreed to waive and, effective as of the Amendment Effective Date (as defined in Section 5 of this Amendment and Waiver), waive the Existing Default upon the terms and conditions contained herein.

2. AMENDMENTS. Effective on and as of the Amendment Effective Date:

2.1 The following definitions shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Capital Distributions” shall mean a payment made, liability incurred or other consideration given as a dividend, return of capital or other distribution in respect of the Borrower’s capital stock or other equity interest, excluding dividends or distributions made solely in the form of capital stock of the Borrower.

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“Fixed Charge Coverage Ratio” shall mean, for any Testing Period, the ratio of (i) Consolidated EBITDA for such Testing Period to (ii) the sum of (without duplication) of (a) Consolidated Interest Expense, plus (b) scheduled repayments of the principal of Indebtedness described in subsections (i), (ii), (iii), (vii) and (viii) of the definition of “Indebtedness,” plus (c) Consolidated Capital Expenditures (to the extent paid in cash), plus (d) the aggregate amount of Capital Distributions made by the Borrower, if any, plus (e) Consolidated Income Tax Expense (to the extent paid in cash and net of refunds and credits), in each case, for such Testing Period.

2.2 The definition of “Interest Coverage Ratio” contained in Section 1.1 of the Credit Agreement shall be deleted in its entirety.

2.3 Section 10.2(f) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

(f) [Reserved.]

2.4 Section 10.9 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

10.9 Fixed Charge Coverage Ratio. The Borrower will not at any time permit its Fixed Charge Coverage Ratio to be less than 1.10 to 1.00 for any Testing Period.

3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Lenders, the Swing Line Lender and the Administrative Agent as follows:

3.1 Authorization and Validity of Amendment and Waiver, etc. This Amendment and Waiver has been duly authorized by all necessary corporate action on the part of Borrower, has been duly executed and delivered by a duly authorized officer of Borrower and constitutes the valid and binding agreement of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy and insolvency laws.

3.2 Representations and Warranties. The representations and warranties of Borrower contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

3.3 No Event of Default. After giving effect to this Amendment and Waiver, no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute a Default or an Event of Default.

3.4 No Claims. Neither Borrower nor any Subsidiary has any claim or offset against, or defense or counterclaim to, any of Borrower’s or any Subsidiary’s obligations or liabilities under the Credit Agreement or any other Credit Document.

3.5 Compliance. Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party; and without limitation of the foregoing, each Subsidiary of Borrower which, as of the date hereof, is required to be a Subsidiary Guarantor, has on or prior to the date hereof, become a Subsidiary Guarantor under the Subsidiary Guaranty.

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4. RATIFICATIONS. Except as expressly modified and superseded by this Amendment and Waiver, the terms and provisions of the Credit Agreement and each other Credit Document are ratified and confirmed and shall continue in full force and effect.

5. EFFECTIVENESS. This Amendment and Waiver shall become effective on the date (the “Amendment Effective Date”) the following conditions shall have been satisfied:

(a) This Amendment and Waiver shall have been executed by Borrower, the Required Lenders and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

(b) Borrower shall have caused the Subsidiary Guarantors to have executed, and shall deliver to the Administrative Agent, the Guarantor Acknowledgement attached hereto; and

(c) Borrower shall have paid to the Administrative Agent an amendment fee equal to Five Thousand Dollars ($5,000.00) multiplied by the number of Lenders (other than NCB), for the benefit of each Lender (other than NCB) and such other fees as may have been agreed to between the Borrower and the Administrative Agent.

Upon the satisfaction of the foregoing conditions precedent, this Amendment and Waiver shall be binding upon and inure to the benefit of Borrower, each Lender, the Swing Line Lender and the Administrative Agent and their respective permitted successors and assigns. After this Amendment and Waiver becomes effective, the Administrative Agent shall furnish a copy of this Amendment and Waiver to each Lender and Borrower.

6. MISCELLANEOUS.

6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment and Waiver shall survive the execution and delivery of this Amendment and Waiver, and no investigation by the Administrative Agent or any Lender or any subsequent Loan shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

6.2 Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.3 Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and Waiver, including, without limitation, the reasonable costs and fees of the Administrative Agent’s special legal counsel, regardless of whether this Amendment and Waiver becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

6.4 Severability. Any term or provision of this Amendment and Waiver held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and Waiver, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

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6.5 Applicable Law. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of conflicts of laws.

6.6 Headings. The headings, captions and arrangements used in this Amendment and Waiver are for convenience only and shall not affect the interpretation of this Amendment and Waiver.

6.7 Entire Agreement. This Amendment and Waiver is specifically limited to the matters expressly set forth herein. This Amendment and Waiver and all other instruments, agreements and documentation executed and delivered in connection with this Amendment and Waiver embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment and Waiver, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

6.8 Counterparts. This Amendment and Waiver may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

6.9 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT AND WAIVER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT AND WAIVER, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND WAIVER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signatures follow.]

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IN WITNESS WHEREOF, this Amendment and Waiver has been duly executed and delivered as of the date first above written.

CALGON CARBON CORPORATION

By:	/s/ Leroy M. Ball
Name:	Leroy M. Ball
Title:	Vice President and Chief Financia1 Officer

NATIONAL CITY BANK OF PENNSYLVANIA, as a Lender, the Swing Line Lender and as the Administrative Agent

By:
Name:
Title:

IN WITNESS WHEREOF, this Amendment and Waiver has been duly executed and delivered as of the date first above written.

CALGON CARBON CORPORATION

By:
Name:
Title:

NATIONAL CITY BANK OF PENNSYLVANIA, as a Lender, the Swing Line Lender and as the Administrative Agent

By:	/s/ Lawrence C. Deihler
Name:	Lawrence C. Deihler
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Robert S. Foust
Name:	Robert S. Foust
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick J. Kaufmann
Patrick J. Kaufmann
Vice President

FIFTH THIRD BANK

By:	/s/ Jim Janovsky
Name:	Jim Janovsky
Title:	Vice President

FLEET NATIONAL BANK

By:	/s/ Edward Winslow
Name:	Edward Winslow
Title:	Vice President

GUARANTOR ACKNOWLEDGMENT

Each of the undersigned (collectively, the “Subsidiary Guarantors” and, individually, each a “Subsidiary Guarantor”) consents and agrees to and acknowledges the terms of the foregoing Amendment No. 2 and Waiver to Credit Agreement, dated as of August 8, 2005 (the “Amendment and Waiver”). Each Subsidiary Guarantor specifically acknowledges the terms of and consents to the waivers, including the jury trial waiver, set forth in the Amendment and Waiver. Each Subsidiary Guarantor further agrees that its obligations pursuant to the Subsidiary Guaranty that it executed in connection with the Credit Agreement shall remain in full force and effect and be unaffected hereby.

Each Subsidiary Guarantor hereby represents and warrants that there exists no claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document to which it is a party.

IN WITNESS WHEREOF, this Guarantor Acknowledgment has been duly executed and delivered as of the date of the Amendment and Waiver.

CALGON CARBON INVESTMENTS INC.

By:	/s/ Leroy M. Ball
Name:	Leroy M. Ball
Title:	Vice President and Chief Financial Officer

BSC COLUMBUS, LLC

By:	/s/ Leroy M. Ball
Name:	Leroy M. Ball
Title:	Manager

CCC COLUMBUS, LLC

By:	/s/ Leroy M. Ball
Name:	Leroy M. Ball
Title:	Manager

CCC DISTRIBUTION, LLC

By:	/s/ Leroy M. Ball
Name:	Leroy M. Ball
Title:	Manager